EXHIBIT 99.1

NW Natural Holdings and NW Natural CEO David H. Anderson Announces Retirement

Board of Directors Announces CEO Succession Plan

PORTLAND, OR -- (Business Wire) -- 05/23/24 -- NW Natural Holding Company (NYSE: NWN) (NW Natural Holdings) and NW Natural Gas Company (NW Natural) chief executive officer (CEO) David H. Anderson announced today his intent to retire on April 1, 2025. The Board of Directors designated Justin B. Palfreyman, president of NW Natural Holdings and NW Natural, as the successor to Anderson.

"David’s been an exemplary leader for 20 years at the NW Natural companies,” Malia H. Wasson, chair of NW Natural Holdings’ Board, said. “As CEO, David set a vision for the gas utility to decarbonize while continuing healthy growth, built a water and wastewater utility platform, and started a renewables business. David’s commitment to the company’s long-held core values, especially our safety and service ethic, has never wavered. David has assembled and led an exceptional management team, one that the Board is confident will continue to thrive as they navigate new opportunities.”

Wasson continued, "Our selection of Justin as the next CEO is a reflection of his strong performance as president of NW Natural Water, leading our company’s strategic efforts and business development. Over the past year, his responsibilities have expanded as president of NW Natural Holdings and NW Natural. Justin has proven he has the vital skills and experience that make him the right choice to lead the company into the future. For decades, our board has prioritized succession planning. We are very pleased and excited to name Justin as David’s successor.”

Anderson became NW Natural Holdings’ CEO in August of 2016 after serving as president and chief operating officer (COO). He came to the company in 2004, and his tenure has included service as executive vice president and senior vice president and chief financial officer.

"It has been an enormous privilege to lead NW Natural Holdings and the talented and deeply committed people who work here," Anderson said. "This 165-year-old company is in good hands. It has the leadership and talent to continue to grow across three strong businesses and continue its legacy of providing essential and exceptional services to its customers and communities."

Anderson continued, "Justin brings to the CEO position strong industry experience, a strategic mindset, and excellent leadership skills. Over the years, he has played a key role in ensuring NW Natural Holdings has a strong, diversified portfolio of growing businesses and been instrumental in helping the company continue its outstanding customer service and safety achievements. It is a dynamic time for our industry, and Justin is ready to meet the challenges and capture the opportunities."

"It will be an honor to be the next CEO of a company with such a long and rich history," Palfreyman said. "David has been an impactful leader across our industry and will be leaving NW Natural Holdings in a strong financial position, well poised for continued growth. He has also led a corporate culture that is focused on exceptional customer service and safety. NW Natural Holdings’ employees are extraordinary, and I look forward to working with them to achieve even greater success in the years ahead."

Palfreyman joined the company in 2016 and since then has served in various executive roles over business development, strategy, and president of NW Natural Water. In May 2023, he was promoted to NW Natural Holdings’ and NW Natural’s president. Prior to joining the company, Palfreyman served in various roles in investment banking covering the power, energy and infrastructure sector. He graduated from Pacific Lutheran University with a Bachelor of Business Administration, holds a Master of Business Administration (MBA) from The University of Chicago Booth School of Business, and holds a Master of Public Policy (MPP) from The University of Chicago Irving B. Harris School of Public Policy.

ABOUT NW NATURAL HOLDINGS
Northwest Natural Holding Company, (NYSE: NWN) (NW Natural Holdings), is headquartered in Portland, Oregon and has been doing business for over 165 years in the Pacific Northwest. It owns NW Natural Gas Company (NW Natural), NW Natural Water Company (NW Natural Water), NW Natural Renewables Holdings (NW Natural Renewables), and other business interests.

We have a longstanding commitment to safety, environmental stewardship and the energy transition, and taking care of our employees and communities. NW Natural Holdings was recognized by Ethisphere® for the third consecutive year in 2024 as one of the World’s Most Ethical Companies®. NW Natural consistently leads the industry with high J.D. Power & Associates customer satisfaction scores. Learn more in our latest Community and Sustainability Report at nwnatural.com/about-us/the-company/sustainability.

NW Natural is a local distribution company that currently provides natural gas service to approximately 2 million people in more than 140 communities through more than 800,000 meters in Oregon and Southwest Washington with one of the most modern pipeline systems in the nation. NW Natural owns and operates 21.6 Bcf of underground gas storage capacity in Oregon.

NW Natural Water provides water distribution and wastewater services to communities throughout the Pacific Northwest, Texas and Arizona. NW Natural Water currently serves over 180,000 people through approximately 74,000 meters and provide operation and maintenance services to an additional 20,000 connections. Learn more about our water business at nwnaturalwater.com.

NW Natural Renewables is a competitive business committed to leading in the energy transition by providing renewable fuels to support decarbonization in the utility, commercial, industrial and transportation sectors. Learn more at nwnaturalrenewables.com.

Additional information is available at nwnaturalholdings.com.
“World’s Most Ethical Companies” and “Ethisphere” names and marks are registered trademarks of Ethisphere LLC

Media Contact:
David Roy
Phone: 503-610-7157
Email: david.roy@nwnatural.com

Investor Contact:
Nikki Sparley
Phone: 503-721-2530
Email: nikki.sparley@nwnatural.com

FORWARD-LOOKING STATEMENTS
This press release, and other releases and presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will,” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, timing, goals, strategies, commitments, future events, water and wastewater services and delivery, operations and maintenance support, value creation, succession planning, executive officer retirements and promotions, environmental stewardship, the energy transition, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We therefore caution you against relying on any of these forward-looking statements.

They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” in the Company’s most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in the Company’s quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

New factors emerge from time to time and it is not possible to predict all such factors, nor is it possible to assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.